Great-West S&P Small Cap 600® Index Fund

(formerly Maxim S&P SmallCap 600® Index Portfolio)

Initial Class Ticker: MXISX

Class L Ticker: MXNSX

(the “Fund”)

Summary Prospectus

May 1, 2012, as supplemented September 24, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated May 1, 2012, as supplemented September 24, 2012, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Fund shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Investment Objective

The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) SmallCap 600® Index (the “Benchmark Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 20.06% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index. The Fund will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and exchange traded funds that seek to track the Benchmark Index.

The Benchmark Index is the S&P SmallCap 600® Index. The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Fund:

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Investment Style Risk - Returns from small-capitalization stocks may trail returns from the overall stock market.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Over-the-Counter Risk - Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. Lack of liquidity in an ETF could result in it being more volatile.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares commenced operations on August 12, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	20.70%
Worst Quarter	December 2008	-25.20%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	0.36%	1.42%	6.50%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	1.02%	1.94%	7.09%

Investment Adviser

Great-West Capital Management, LLC (“GWCM”)

Sub-Adviser

Mellon Capital Management Corporation (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Karen Q. Wong	Managing Director, Equity Index	2009
Richard A. Brown	Director, Senior Portfolio Manager	2009
Thomas J. Durante	Director, Senior Portfolio Manager	2009

Purchase and Sale of Fund Shares

Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

4